As filed with the Securities and Exchange Commission on July 17, 1998



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 16, 1998
                                  -------------



                            FIRST CHARTER CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                 0-15829                    56-1355866
--------------                 -------                    ----------
(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

                 22 Union Street, North, Concord, North Carolina
                 -----------------------------------------------
                 28026-0228 (Addresses, including zip codes, of
                          principal executive offices)

                                 (704) 786-3300
              (Registrant's telephone number, including area code)

Item 5            Other Events.
-------------------------------

         On July 16, 1998, First Charter Corporation, the registrant (the "Registrant"), announced a stock repurhcase. First Charter Corporation and HFNC Financial Corp. announced that in connection with the proposed merger of HFNC with and into First Charter, they intend to purchase in the open market up to 750,000 shares of First Charter common stock or, on an equivalent basis, shares of HFNC common stock. A copy of the press release announcing the stock repurchase is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7            Financial Statements and Exhibits
---------------------------------------------------

         (c)   The following exhibits are filed herewith:


Exhibit No.    Description
--------------------------

         99.1 News release disseminated on July 16, 1998 by First Charter Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST CHARTER CORPORATION


                                  By:      /s/ Lawrence M. Kimbrough
                                           Lawrence M. Kimbrough
                                           President and Chief Executive Officer

Dated:  July 17, 1998

                                  EXHIBIT INDEX


Exhibit No.       Description                                    Sequential Page
-----------       -----------                                    ---------------
                                                                 No.
                                                                 ---
99.1              News Release  disseminated  on
                  July 16, 1998 by First Charter Corporation.

NEWS                                                                       FIRST
RELEASE                                                                  CHARTER
P.O. Box 228, Concord, NC 28026-0228                                 CORPORATION
(704) 786-3330 o FAX (704) 788-0445




FOR IMMEDIATE RELEASE                                      For Information Call:
Concord, North Carolina                                    Robert O. Bratton
July 16, 1998                                              (704)786-3300



                FIRST CHARTER AND HFNC ANNOUNCES STOCK REPURCHASE


CONCORD AND CHARLOTTE, N.C., July 16/PR Newswire/ -- First Charter Corporation (Nasdaq: FCTR) and HFNC Financial Corp. (Nasdaq: HFNC) announced that in connection with the proposed merger of HFNC with and into First Charter, they intend to purchase in the open market up to 750,000 shares of First Charter common stock or, on an equivalent basis, shares of HFNC common stock. This amount would represent approximately 7.7% of the shares of First Charter common stock anticipated to be issued in the merger. Such purchases will be made in accordance with Regulation M and may be discontinued at any time.